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                                                                     EXHIBIT 4.5

                                                                 EXECUTION COPY

                                   GUARANTEE


     The undersigned entities (the "Guarantors") hereby unconditionally guarantee, on a senior subordinated basis, jointly and severally with all other guarantors under the Indenture dated as of May 23, 2001 by and among TransWestern Publishing Company LLC, a Delaware limited partnership (the "Company"), TWP Capital Corp. II, a Delaware corporation ("Capital" and, together with the Company, the "Issuers"), the Guarantors named therein and Wilmington Trust Company, as trustee (as amended, restated or supplemented from time to time, the "Indenture"), to the extent set forth in the Indenture and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of and premium, if any, and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, and premium, if any, and interest on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of the Issuers to the Noteholders or the Trustee, all in accordance with the terms set forth in Article 10 of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly pais in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

     The obligations of each of the undersigned the Guarantors to the Noteholders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee.
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          IN WITNESS WHEREOF, the parties have caused this Guarantee to be duly executed as of June 28, 2001.

                                                 TWP Companies, Inc.

                                                 By: /s/
                                                    -------------------------
                                                    Name:
                                                    Title:


                                                 Worldpages.com, Inc.

                                                 By: /s/
                                                    -------------------------
                                                    Name:
                                                    Title:


                                                 1+USA V Acquisition Corp.

                                                 By: /s/
                                                    -------------------------
                                                    Name:
                                                    Title:



                                                 ChoiceContent.com, Inc.

                                                 By: /s/
                                                    -------------------------
                                                    Name:
                                                    Title:



                                                 ChoiceContent.com, LLC

                                                 By: /s/
                                                    -------------------------
                                                    Name:
                                                    Title:



                                                 Great Western Directories, Inc.

                                                 By: /s/
                                                    -------------------------
                                                    Name:
                                                    Title:
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                                                 ACG Holding Co.

                                                 By: /s/
                                                    -------------------------
                                                    Name:
                                                    Title:

                                                 ACG Exchange Co.

                                                 By: /s/
                                                    -------------------------
                                                    Name:
                                                    Title:

                                                 YPtel Corporation

                                                 By: /s/
                                                    -------------------------
                                                    Name:
                                                    Title:

                                                 YPtel , Inc.

                                                 By: /s/
                                                    -------------------------
                                                    Name:
                                                    Title:

                                                 Pacific Coast Publishing, Ltd.

                                                 By: /s/
                                                    -------------------------
                                                    Name:
                                                    Title: